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                                                              EXHIBIT 16.1




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of American Industrial Properties REIT dated May 24, 1994.





                                        Kenneth Leventhal & Company



Dallas, Texas
May 26, 1994